Execution Version
GUARANTY
Dated as of December 10, 2024
among
ABACUS LIFE, INC.
THE OTHER GUARANTORS NAMED HEREIN
and
EACH ADDITIONAL GUARANTOR THAT BECOMES A PARTY HERETO,
as Guarantors,
and
GLAS USA LLC,
as Administrative Agent

#4919-0286-4389v3

TABLE OF CONTENTS
Section    Page

The table of contents is empty. Heading styles must be applied in the document and be selected in the table of contents properties panel.
Exhibit A    –    Guaranty Supplement

i
#4919-0286-4389v3

GUARANTY
GUARANTY, dated as of December 10, 2024 (this “Guaranty”), among ABACUS LIFE, INC. a Delaware corporation (the “Borrower”), the other Persons listed on the signature pages hereof and each Additional Guarantor (as defined in Section 7(b)) that becomes a party hereto (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) and GLAS USA LLC, as Administrative Agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”) under the Credit Agreement referred to below .
PRELIMINARY STATEMENT
Reference is made to that certain Credit Agreement dated as of December 10, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, the Administrative Agent and GLAS USA LLC, as Collateral Agent (together with its permitted successors and assigns, the “Collateral Agent”). Terms defined in the Credit Agreement and not otherwise defined in this Guaranty are used in this Guaranty as defined in the Credit Agreement.
WHEREAS, it is a condition precedent to the making of Loans by the Lenders from time to time that each Guarantor shall have executed and delivered this Guaranty.
WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to the Borrower under the Credit Agreement.
NOW, THEREFORE, in good and valuable consideration of the premises, the other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:
Section 1.Guaranty; Limitation of Liability. (a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (the Loan Documents are also referred to herein as the “Secured Documents”) (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.04 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything to the contrary contained in this Guaranty or any provision of any other

Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation. This Guaranty is a guarantee of payment and not merely of collection.
(b)    Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent (on behalf of itself and each other Secured Party), hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent (on behalf of the other Secured Parties) and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance or subject to avoidance under Debtor Relief Laws or any similar foreign, federal or state law, in each case applicable to such Guarantor.
(c)    Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty with respect to the Guaranteed Obligations, such Guarantor will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and any such other guarantor, as applicable, so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.
Section 2.Guaranty Absolute. To the maximum extent permitted by applicable law, each Guarantor agrees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Secured Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party are joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be joint and several, irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the maximum extent permitted by applicable law, any defenses (other than (x) a defense of payment in full (as used in this Guaranty “paid in full” or “payment in full” shall mean the indefeasible payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations as to which no claim has been asserted)) or (y) the release of this Guaranty in accordance with Section 9.11 of the Credit Agreement) it may now have or hereafter acquire in any way relating to, any or all of the following:
(a)    any lack of validity or enforceability of any Secured Document or any agreement or instrument relating thereto;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, or any other amendment or waiver of, or any consent to departure from, any Secured Document, including, without limitation, any

#4919-0286-4389v3

increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(c)    any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d)    any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Secured Documents or any other assets of any Loan Party or any of its Subsidiaries;
(e)    any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(f)    any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party;
(g)    the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety, in each case, with respect to the Guaranteed Obligations; or
(h)    any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety (other than a defense of payment in full of the Guaranteed Obligations or the release of this Guaranty in accordance with Section 9.11 of the Credit Agreement).
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
Section 3.Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
(b)    Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any right to revoke this Guaranty (other than in accordance with Section 9.11 of the Credit Agreement) and acknowledges that this Guaranty is

#4919-0286-4389v3

continuing in nature (in accordance with the terms hereof) and applies to all Guaranteed Obligations, whether existing now or in the future.
(c)    Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, (i) any defense (other than a defense of payment in full of the Guaranteed Obligations or the release of this Guaranty in accordance with Section 9.11 of the Credit Agreement) arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
(d)    Each Guarantor acknowledges that the Collateral Agent may, in accordance with the Loan Documents, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by non-judicial sale, and each Guarantor hereby waives, to the maximum extent permitted by applicable law, any defense (other than a defense of payment in full of the Guaranteed Obligations) to the recovery by the Collateral Agent and the other Secured Parties against such Guarantor of any deficiency after such non-judicial sale and any defense (other than a defense of payment in full of the Guaranteed Obligations or the release of this Guaranty in accordance with Section 9.11 of the Credit Agreement) or benefits that may be afforded by applicable law.
(e)    Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
(f)    Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Secured Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.
Section 4.Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Secured Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification (whether arising pursuant to Section 12 of this Guaranty, or otherwise) and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, or other property or by set-

#4919-0286-4389v3

off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full) and the expiration or termination of the Aggregate Commitments or the release of the applicable Guarantor’s obligations hereunder in accordance with Section 9.11 of the Credit Agreement. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence prior to the termination of the Aggregate Commitments and the payment in full of the Guaranteed Obligations, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall promptly be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Secured Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If the Aggregate Commitments shall have expired or been terminated and all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full or upon the release of the applicable Guarantor’s obligations hereunder in accordance with Section 9.11 of the Credit Agreement, the Secured Parties will, at such Guarantor’s request and sole expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
Section 5.Payments Free and Clear of Taxes, Etc. Any and all payments by any Guarantor under this Guaranty shall be made free and clear of Indemnified Taxes to the extent provided in Section 3.01(a) of the Credit Agreement, which Section is incorporated by reference herein mutatis mutandis.
Section 6.Representations and Warranties; Covenants. Each Guarantor hereby (a) represents and warrants to the Administrative Agent and each other Secured Party that such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Secured Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party, (b) represents and warrants to the Administrative Agent and each other Secured Party that each representation and warranty made in the Credit Agreement by the Borrower with respect to such Guarantor is true and correct (without duplication of any materiality qualifiers contained therein) as of the date made (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date), except to the extent such representations and warranties only apply to the Borrower or the Borrower and its Subsidiaries on a consolidated basis and (c) covenants and agrees that unless and until payment in full of the Guaranteed Obligations and the expiration or termination of the Aggregate Commitments, such Guarantor shall observe and perform each of the covenants and agreements in Article VI and Article VII of the Credit Agreement made by the Borrower with respect to such Guarantor.
Section 7.Amendments, Guaranty Supplements, Etc. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Required Lenders and the Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon a Guarantor ceasing to be a Restricted Subsidiary or

#4919-0286-4389v3

otherwise becoming an Excluded Subsidiary as a result of a transaction or designation permitted under the Loan Documents, such Guarantor shall be released from this Guaranty in accordance with the provisions of the applicable Loan Document(s), including, without limitation, Section 9.11 of the Credit Agreement.
(b)    Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.
Section 8.Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including by telegraphic communication or facsimile transmission) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, and all notices and other communications expressly permitted hereunder to be given by electronic mail shall be made to the applicable electronic mail address, as the case may be, if to any Guarantor, addressed to it in care of the Borrower at the Borrower’s address specified in Section 10.02 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Section 10.02 of the Credit Agreement or to such other address, facsimile number or electronic mail address as shall be designated by such party in a written notice to other parties, as provided in Section 10.02(d) of the Credit Agreement. All such notices and other communications shall be deemed to be given, made or effective at such time as shall be set forth in Section 10.02 of the Credit Agreement.
Section 9.No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 10.Right of Set-off. Each Guarantor hereby acknowledges and agrees to the right of set-off of the Secured Parties set forth in Section 10.09 of the Credit Agreement, and further acknowledges and agrees that any such right of set-off shall be applicable to the Guaranteed Obligations to the extent, and subject to the conditions set forth in, Section 10.09 of the Credit Agreement.
Section 11.Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, permitted transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person in accordance with Section 10.07 of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect

#4919-0286-4389v3

thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties, other than pursuant to a transaction permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.
Section 12.Indemnification. Without limitation of any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall indemnify and hold harmless each Indemnitee from and against (and will reimburse each Indemnitee, as and when incurred, for) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements, and reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.05 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis.
Section 13.[Reserved].
Section 14.Right of Contribution.
(a)    To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations that shall exceed the greater of (i) the amount of the economic benefit actually received by such Guarantor from the Facilities and (ii) the amount that such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding any amount thereof repaid by the Borrower or any other Guarantor) in the same proportion as such Guarantor’s net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought, then, such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Guarantors at the date enforcement hereunder is sought. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than the Guaranty and any other guarantee of the Guaranteed Obligations will be deemed to be enforceable and payable after the Guaranty and any other guarantee of the Guaranteed Obligations.
(b)    Each Guarantor’s right of contribution under this Section 14 shall be subject to the terms and conditions of Section 4. The provisions of this Section 14 shall in no respect limit the obligations and liabilities of any Guarantor to the Agents and the Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder. Each Guarantor agrees to contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
Section 15.Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or

#4919-0286-4389v3

unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 16.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or be taken into consideration in interpreting, this Guaranty.
Section 17.Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in one or more counterparts (and by different parties thereto in separate counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Guaranty and each amendment, waiver and consent with respect hereto shall be effective as delivery of an original executed counterpart thereof.
Section 18.GOVERNING LAW.    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT”, AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 18 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT OR ANY OTHER AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING

#4919-0286-4389v3

ANY CLAIM OR DEFENSE THAT THIS SECTION 18 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.
(c)    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 18(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 19.Guaranty Enforceable by Administrative Agent or Collateral Agent
. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Parties agree (by their acceptance of the benefit of this Guaranty) that this Guaranty may be enforced only by action of the Administrative Agent or the Collateral Agent, in each case acting upon instructions of the Required Lenders and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Collateral Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent. The Secured Parties further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member, or stockholder is also a Guarantor hereunder).
Section 20. Administrative Agent. In entering this Guaranty, the Administrative Agent shall be entitled to the benefit of every provision of the Credit Agreement and the other Loan Documents relating to the Administrative Agent, including, without limitation, the provisions relating to the rights, protections, powers, indemnities, duties, exculpation or conduct of, affecting the liability of or otherwise affording protection to the Administrative Agent. Without limiting the generality of the foregoing, nothing contained in this Guaranty shall require the Administrative Agent to exercise any discretionary acts, and any provision of this Guaranty, that authorize or permit the Administrative Agent to approve, consent to, disapprove, request, determine, waive, act or decline to act, in its discretion, shall be subject to the Administrative Agent receiving direction from the Required Lenders (or such other number or percentage of the Lenders as is expressly required by the Credit Agreement or any other Loan Documents) to take such action or exercise such right.
[SIGNATURE PAGES FOLLOW]

#4919-0286-4389v3

#4919-0286-4389v3

IN WITNESS WHEREOF, the Guarantors and the Administrative Agent have caused this Guaranty to be duly executed and delivered as of the date first above written.
BORROWER:

ABACUS LIFE, INC.

By:
Name: Jay Jackson
Title: Chief Executive Officer

GUARANTORS:

ABACUS SETTLEMENTS, LLC
LONGEVITY MARKET ASSETS, LLC
LMA SERIES, LLC
LMA INCOME SERIES GP, LLC
LMA INCOME SERIES II GP, LLC

By:
Name: Jay Jackson
Title:     Chief Executive Officer
[SIGNATURE PAGE TO GURANTY]
#4919-0286-4389v3

Acknowledged and Agreed:
GLAS USA LLC,
as Administrative Agent
By:
Name:
Title:

[SIGNATURE PAGE TO GURANTY]

#4919-0286-4389v3

Exhibit A
to the
Guaranty
[FORM OF] GUARANTY SUPPLEMENT
_________________, 20___
[__]
[●]
Attention: [●]
Email: [●]
Phone: [●]
Reference is made to (i) that certain Credit Agreement dated as of December 10, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ABACUS LIFE, INC., a Delaware corporation (the “Borrower”), each Lender, GLAS USA LLC (“GLAS”) as Administrative Agent (together with its permitted successors and assigns, the “Administrative Agent”) and GLAS, as Collateral Agent (together with its permitted successors and assigns, the “Collateral Agent”) and (ii) that certain Guaranty dated as of December 10, 2024 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), among the Borrower, the other Guarantors party thereto and the Administrative Agent. All capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
Section 1.    Guaranty; Limitation of Liability. (a) The undersigned hereby, jointly and severally with the other Guarantors, absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Secured Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.04 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything to the contrary contained in this Guaranty Supplement or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation.
#4919-0286-4389v3

(b)    The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance or subject to avoidance under Debtor Relief Laws or any similar foreign, federal or state law, in each case, applicable to such Guarantor.
(c)    The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty with respect to the Guaranteed Obligations, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and any such other guarantor, as applicable, so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.
Section 2.    Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
Section 3.    Representations and Warranties; Covenants. The undersigned hereby (a) makes each representation and warranty set forth in Section 6 of the Guaranty with respect to itself as of the date hereof and (b) agrees to comply with each covenant set forth in Section 6 of the Guaranty with respect to itself as of the date hereof.
Section 4.    Delivery by Facsimile. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.
Section 5.    Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
Section 6.    Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
#4919-0286-4389v3

(a)    THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    Section 18 of the Guaranty is incorporated herein by reference, mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

#4919-0286-4389v3

Very truly yours,
[NAME OF ADDITIONAL GUARANTOR]
By:
Name:
Title:

#4919-0286-4389v3

Acknowledged and Agreed:
GLAS USA LLC,
as Administrative Agent
By:
Name:
Title:

#4919-0286-4389v3